                                                                   EXHIBIT 99.01

                             LETTER OF TRANSMITTAL
                                G+G RETAIL, INC.

   Offer to Exchange All Outstanding 11% Senior Notes due 2006 for 11% Senior
        Notes due 2006 Registered under the Securities Act of 1933
                 Pursuant to the Prospectus, dated       , 1999

      THIS EXCHANGE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT
    5:00 P.M. , NEW YORK CITY TIME, ON       , 1999 UNLESS WE EXTEND
                               THEM.

  The exchange agent is U.S. Bank Trust National Association.

  You can deliver this letter of transmittal and any other required documentation to the exchange agent the addresses as follows:


  By Registered or Certified Mail:   By Hand Delivery or Overnight Courier:
U.S. Bank Trust National Association     U.S. Bank Trust National Association
           P.O. Box 64485                   Fourth Floor--Bond Drop Window
   St. Paul, Minnesota 55164-9549                180 East 5th Street
      Attn: Specialized Finance               St. Paul, Minnesota 55101
                                              Attn: Specialized Finance

  You can deliver documents that specifically authorized by facsimile transmission to the exchange agent at (651) 244-1537. You may confirm your delivery by calling (651) 244-4512.

  If you deliver this letter of transmittal to any other address or facsimile number, then your delivery will not be valid.

  By signing this letter of transmittal, you, as the undersigned holder, are
acknowledging receipt of our prospectus dated      , 1999 and this letter of
transmittal. Together, they describe our offer to exchange our notes that are registered under the Securities Act of 1933 for each of our outstanding notes that you hold.

  The terms of the exchange notes are identical in all material respects to the terms of the outstanding notes, except that the holder will be able to freely transfer the exchange notes.

  If you are a broker-dealer who received the outstanding notes as a result of market-making or other trading activities, then you may use the prospectus, as supplemented or amended, in connection with any resales of the exchange notes.

  A "holder" for purposes of this letter of transmittal means (1) any person in whose name the outstanding notes are registered or (2) any other person who has obtained a properly completed bond power from the registered holder or any person whose outstanding notes are held of record by The Depository Trust Company, known as DTC.

  You should refer to the prospectus for definitions of the capitalized termed that we use in this letter of transmittal.

  The Securities and Exchange Commission declared effective registration statement on Form S-4 (File No. 333-81307) which includes the prospectus on
 , 1999.

  YOUR BANK OR BROKER CAN HELP YOU COMPLETE THIS FORM. YOU MUST FOLLOW THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL. YOU SHOULD DIRECT ANY QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

  You must complete the appropriate boxes below to indicate the action that you want to take with respect to the exchange offer and sign this letter of transmittal.

  YOU SHOULD READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS BEFORE COMPLETING ANY BOXES BELOW.

  You must list below the outstanding notes that this letter of transmittal relates to. If the space provided is insufficient, you should list the certificate numbers and aggregate principal amounts on a separately signed schedule and attach the schedule to this page.

           DESCRIPTION OF THE OUTSTANDING NOTES BEING TENDERED

                                                      Certificate    Aggregate   Principal
                                                     Number(s) of    Principal   Amount of
                                                    the Outstanding  Amount of  Outstanding
                                                         Notes      Outstanding    Notes
    Name(s) and Address(es) of Registered Holder(s)    Tendered*      Notes*    Tendered**
-------------------------------------------------------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                -------------------------------------------
                                                         Total

*  You do not need to complete this column if you are a book-entry holder.

** Unless you indicate otherwise in this column, you will be deemed to have tendered the full aggregate principal amount of the outstanding notes listed in that row. See Instruction 2.

  If your outstanding notes are not immediately available or you cannot deliver all other required documents to the exchange agent on or before the expiration date, or complete the procedures for book-entry transfer on a timely basis, then you must tender your outstanding notes according to the guaranteed delivery procedures described in the prospectus.

[_]CHECK HERE IF YOU ARE DELIVERING THE OUTSTANDING NOTES THAT YOU ARE
   TENDERING PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________
  Name of Eligible Institution that Guaranteed Delivery ______________________ Date of Execution of Notice of Guaranteed Delivery _________________________

  If delivered by book-entry transfer:
    Name of Tendering Institution __________________________________________
    Account Number _________________________________________________________
    Transaction Code Number ________________________________________________

[_]CHECK HERE IF THE EXCHANGE NOTES ARE TO BE DELIVERED TO A PERSON OTHER THAN
   YOU AND COMPLETE THE FOLLOWING:

  Name _______________________________________________________________________
  Address ____________________________________________________________________

[_]CHECK HERE IF THE EXCHANGE NOTES ARE TO BE DELIVERED TO AN ADDRESS DIFFERENT
   FROM THE ADDRESS LISTED ABOVE AND ELSEWHERE IN THIS LETTER OF TRANSMITTAL AND COMPLETE THE FOLLOWING:

  Name _______________________________________________________________________
  Address ____________________________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR
   YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WANT TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS, AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS TO THE PROSPECTUS, AND COMPLETE THE FOLLOWING:

  Name _______________________________________________________________________
  Address ____________________________________________________________________

   You are entitled to as many copies of the prospectus, and any amendments or supplements to the prospectus, as you may reasonably request. If you need more than 10 copies, please so indicate the number of copies that you want on this page.

  YOU SHOULD READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

Ladies and Gentlemen:

  On the terms and subject to the conditions of the exchange offer, you, as the undersigned, are tendering to us the principal amount of the outstanding notes that you have indicated above. Subject to, and effective upon, our acceptance of all or any portion of the outstanding notes that you are tendering for exchange according to the terms and conditions of the exchange offer, you are exchanging, assigning and transferring to, or upon the order of, us all right, title and interest in and to the outstanding notes. You irrevocably appoint the exchange agent as your true and lawful agent and attorney-in-fact (the power of attorney being deemed to be an irrevocable power coupled with an interest) with full knowledge that the exchange agent also acts as our agent in connection with the exchange offer) to cause the outstanding notes to be assigned, transferred and exchanged.

  You, as the undersigned, represent and warrant that:

 . you have full power and authority to tender, exchange, assign and transfer the outstanding notes and to acquire the exchange notes; and

 . when the outstanding notes are accepted for exchange, we will acquire good and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

  You also warrant that you will, upon request, execute and deliver any additional documents that we or the exchange agent believe to be necessary or desirable to complete the exchange, assignment and transfer of the tendered outstanding notes or transfer ownership of the outstanding notes on the account books maintained by the book-entry transfer facility.

  You further agree that our acceptance of any and all validly tendered outstanding notes and the issuance of exchange notes in exchange will constitute our full performance of our obligations under the registration rights agreement, dated May 17, 1999, among us, U.S. Bancorp Investments, Inc. and CIBC World Markets Corp. and that we have no further obligations or liabilities under the registration rights agreement, except as provided in its
Section 4(a). You will comply with your obligations under the registration rights agreement. You have read and agree to all terms of the exchange offer.

  The exchange offer is subject to conditions described in the prospectus in the section "The Exchange Offer--Conditions to the Exchange Offer." You, as the undersigned, recognize that as a result of these conditions, we will not be required to exchange any of the tendered outstanding notes and may terminate the exchange offer before accepting any outstanding notes for exchange. In this event, the outstanding notes not exchanged will be returned to you at the address shown above promptly after the expiration or termination of the exchange offer. In addition, we may extend the time period for which the exchange offer is open, and amend the exchange offer at any time before the expiration date, if any of the conditions described in the section "The Exchange Offer--Conditions to the Exchange Offer" occur.

  You understand that once we accept your tenders, there will be a binding agreement between us on the terms and subject to the conditions of the exchange offer. You recognize that, under the circumstances described in the prospectus, we may not have to accept any of the outstanding notes for exchange.

  By tendering outstanding notes and executing this letter of transmittal, you are representing that you:

 .  are exchanging notes in the ordinary course of your business;

 . have no understanding with any person to participate in a distribution of the exchange notes within the meaning of the Securities Act of 1933;

 .  are not our "affiliate" within the meaning of Rule 144 under the Securities
   Act of 1933; and

 . if you or the person receiving the exchange notes are not a broker-dealer, are not engaged in, and do not intend to engage in, a distribution of the exchange notes.

If you, as the undersigned, or the person receiving the exchange notes are a broker-dealer who will receive exchange notes for your own account in exchange for outstanding notes that you acquired from market-making or other trading activities, then you acknowledge that you must deliver a prospectus in connection with any resale of the exchange notes. However, by that acknowledgment and delivery, you will not be deemed to admit that you are an "underwriter" within the meaning of the Securities Act of 1933.

  If you are a broker-dealer, then you may not participate in the exchange offer with respect to outstanding notes that you did not acquire through market-making activities or other trading activities.

  If you are using the exchange offer to participate in a distribution of the exchange notes or are our "affiliate," then:

 . you cannot rely on the position of the Securities and Exchange Commission staff expressed in its interpretive letters on Morgan Stanley and Co., Inc. and Exxon Capital Holdings Corporation or similar interpretive letters; and

 . you must comply with the registration and prospectus delivery requirements of the Securities Act of 1933 in connection with a secondary resale transaction, and the secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508 of Regulation S-K.

  All authority conferred in this letter of transmittal will survive your death or incapacity, as the undersigned, and every obligation will be binding upon your heirs, personal representatives, successors and assigns. You may withdraw tendered outstanding notes at any time before the expiration date according to the terms of this letter of transmittal. Except as stated in the prospectus, your tender is irrevocable.

  All exchange note certificates and any outstanding notes tendered but not exchanged that are registered in your name will be delivered to you at your address shown below your signature.

  By completing the box entitled "Description of the Outstanding Notes That You Are Tendering" above and signing this letter of transmittal, you will be deemed to have tendered the outstanding notes listed in the box.

AS THE TENDERING HOLDER, YOU MUST SIGN HERE.

 (Complete accompanying substitute Form W-9 or obtain and complete a Form W-8, as applicable.)

  Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the outstanding notes that are being tendered or in whose name(s) the outstanding notes are registered on the books of DTC or its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents that are being transmitted. If a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity is signing below, please state the full title of the person. See Instruction 3.

Signature(s) of Holder(s) ______________________________________________________

Date ___________________________________________________________________________
Name(s) ________________________________________________________________________

                                 (Please Print)

Title _____________________________________________________________________
Address ________________________________________________________________________

                              (Including Zip Code)

Daytime Area Code and Telephone No. ____________________________________________
Taxpayer Identification No. ____________________________________________________

                           GUARANTEE OF SIGNATURE(S)

       (see Instruction 3 to determine if a guarantee is required.)

Authorized Signature ___________________________________________________________

Date ______________________________________________________________________
Name ___________________________________________________________________________
Title __________________________________________________________________________

Firm Name _________________________________________________________________

Firm Address ______________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No. ____________________________________________________

                    SPECIAL ISSUANCE INSTRUCTIONS
                    (See Instructions 3 and 4)

 To be completed ONLY if the exchange notes or outstanding notes not tendered are to be issued in the name of someone other than the person(s) signing this letter of transmittal whose name(s) appear(s) above.


Issue:

[_] the outstanding notes not tendered to




[_] the exchange notes to:

Name(s) ___________________________


-----------------------------------
          (Please Print)



Address ___________________________
-----------------------------------
       (Including Zip Code)

Daytime Area Code and Telephone
No. _______________________________
Taxpayer Identification No. _______


                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 3 and 4)


To be completed ONLY if the exchange notes or the portions of the outstanding notes not tendered are to be sent to someone other than the person(s) signing this letter of transmittal whose name(s) appear(s) above, or to the person(s) signing this letter of transmittal at an address other than the address shown above.


 Mail:



 [_] the outstanding notes not
 tendered to:



 [_] the exchange notes to:


 Name(s) ___________________________
 -----------------------------------
           (Please Print)

 Address ___________________________
 -----------------------------------
        (Including Zip Code)

 Daytime Area Code and Telephone
 No. __________________________

                     INSTRUCTIONS THAT FORM A PART OF

              THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

  A holder may tender outstanding notes by:

 . properly completing and signing this letter of transmittal or a facsimile and mailing or delivering the originally signed copy with any certificate(s) that represent the outstanding notes being tendered, required signature guarantees and other documents required by this letter of transmittal, to the exchange agent at its address on or prior to the expiration date; or

 .  complying with the procedure for book-entry transfer described below; or

 .  complying with the guaranteed delivery procedures described below.

  Holders may tender outstanding notes by book-entry transfer. A book-entry transfer is made by crediting the outstanding notes to the exchange agent's account at DTC in accordance with DTC's Automated Tender Offer Program, known as ATOP, and by complying with applicable ATOP procedures with respect to the exchange offer. DTC participants that are accepting the exchange offer should transmit their acceptance to DTC. In turn, DTC will edit and verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC and send a computer-generated message to the exchange agent for its acceptance. In this agent's message, the holder acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this letter of transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of the outstanding notes being tendered all provisions of this letter of transmittal applicable to the DTC participant and the beneficial owner as though it had completed the required information and executed and transmitted this letter of transmittal to the exchange agent. Delivery of the agent's message by DTC will satisfy the terms of the exchange offer regarding the execution and delivery of a letter of transmittal by the participant identified in the agent's message. DTC participants may also accept the exchange offer by submitting a notice of guaranteed delivery through ATOP.

  The delivery method of this letter of transmittal, the outstanding notes and any other required documents to the exchange agent is at the holder's election and risk. We recommend that holders use an overnight or hand delivery service instead of regular mail. Holders should allow sufficient time to assure delivery to the exchange agent before the expiration date. Holders should not send this letter of transmittal or outstanding notes to us. Holders may request their respective brokers, dealers, commercial banks, trust companies or other nominees to effect the transactions contemplated in the exchange offer. Delivery will be deemed made only when actually the materials delivered are received or confirmed by the exchange agent.

  Holders with outstanding notes that are not immediately available or that cannot deliver their outstanding notes and all other required documents to the exchange agent on or prior to the expiration date, or comply with book-entry transfer procedures on a timely basis, must tender their outstanding notes according to the guaranteed delivery procedures described in the prospectus. Under that procedure:

 . the tender must be made by or through an eligible institution which is defined below;

 . the expiration date, the exchange agent must receive from the eligible institution either a properly completed notice of guaranteed delivery by facsimile transmission, mail or hand delivery or a properly transmitted agent's message and notice of guaranteed delivery stating the name and address of each holder, the registered number(s) of the outstanding notes and the principal amount of outstanding notes tendered, and that the tender is being made and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, this letter of transmittal will be deposited by the eligible institution with the exchange agent; and

 . within three New York Stock Exchange trading days after the expiration date, the exchange agent must receive this letter of transmittal, or a facsimile copy, properly completed and executed and all tendered outstanding notes in proper form for transfer or a book-entry confirmation, and all other documents required by this letter of transmittal, that are described in the prospectus.

  No alternative, conditional, irregular or contingent tenders will be accepted. By signing this letter of transmittal or a facsimile, tendering holders waive any right to receive notice of our acceptance of their outstanding notes for exchange.

2. Partial Tenders; Withdrawals.

  If less than the entire principal amount of outstanding notes evidenced by a certificate is tendered, the holder must fill in the aggregate principal amount of outstanding notes tendered in the box entitled "Description of the Outstanding Notes Being Tendered." A newly issued certificate for the outstanding notes not being tendered will be sent to the holder as soon as practicable after the expiration date. All outstanding notes that are delivered to the exchange agent will be deemed to be tendered unless otherwise clearly indicated.

  If not yet accepted, a tender may be withdrawn before the expiration date.

  For a withdrawal of tendered notes to be effective, either:

 .  the tendering holders must comply with the appropriate ATOP procedures; or

 . the holders must send a written notice of withdrawal by facsimile transmission or letter must:

  . be received by the exchange agent before we notify the exchange agent that it has accepted the tender;

  . specify the name of the holder that tendered the outstanding notes that are being withdrawn;

  . identify the outstanding notes that are being withdrawn, including the principal amount of such outstanding notes;

  . where certificates for outstanding notes have been submitted, specify the name(s) in which the outstanding notes were registered, if different from that of the withdrawing holder; and

  . be signed by the holder in the same way that as the original signature on this letter of transmittal is signed, including any required signature guarantee.

If certificates for outstanding notes have been delivered or otherwise identified to the exchange agent, then before the release of the certificates, the withdrawing holder must also submit the serial numbers of the particular certificates that are being withdrawn and a signed notice of withdrawal with signatures guaranteed by an eligible institution, unless the holder is an eligible institution. The exchange agent will return the properly withdrawn outstanding notes promptly following receipt of the notice of withdrawal.

  If outstanding notes were tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn outstanding notes or otherwise must comply with the book-entry transfer facility's procedures.

  We will determine all questions regarding the validity of withdrawal notices, including the time that they are received, and our determination will be final and binding on all parties.

  Any properly withdrawn outstanding notes will be deemed not to be validly tendered for exchange. Any outstanding note that is tendered but that is not exchanged for any reason will be returned to its holder, or credited to an account maintained by DTC for outstanding notes, without cost to the holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered at any time before the expiration date by following one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the prospectus.

3. Signatures on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

  If this letter of transmittal is signed by the registered holder(s) of the outstanding notes that are being tendered, the signature must correspond with the name(s) that is written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the outstanding notes that are being tendered are owned of record by two or more joint owners, then all of the owners must sign this letter of transmittal.

  If any of the outstanding notes that are registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different registrations.

  If this letter of transmittal is signed by the tendering registered holder(s), which for the purposes of this instruction 3 includes the book-entry transfer facility whose name appears on a security listing as the owner of the outstanding notes no endorsements of certificates or separate written instruments of transfer or exchange are required.

  If this letter of transmittal is signed by a person other than the tendering registered holders, the outstanding notes must be endorsed, or accompanied by separate written transfer or exchange documents that we find acceptance, and signed by the registered holder exactly as the name(s) of the registered holders or appears on the outstanding notes.

  Endorsements on certificates, or signatures on separate written transfer or exchange documents required by this instruction 3 must be guaranteed by an eligible institution.

  If this letter of transmittal, any certificates or separate written transfer or exchange documents are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, the persons should indicate their capacity or title when signing, and, unless waived by us, should submit evidence that we find acceptable of their authority.

  Signatures on this letter of transmittal must be guaranteed by an eligible institution, unless outstanding notes are tendered:

 .  by a registered holder who has not completed the box "Special Issuance
   Instructions" or "Special Delivery Instructions" on this letter of transmittal; or

 .  for the account of an eligible institution.

  If the signatures in this letter of transmittal or a withdrawal notice are required to be guaranteed, the guarantees must be made by:

 . an eligible guarantor institution that is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc.;

 . a commercial bank or trust company that has an office or correspondent in the United States; or

 . an "eligible institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934.

4. Special Issuance and Delivery Instructions.

  Tendering holders should indicate, when applicable, the name and address to which the exchange notes, or certificates for outstanding notes not exchanged, are to be issued or sent, if different from the name and address of the undersigned. If exchange notes are being issued in a different name, the tax identification number or social security number of the person named must also be indicated. Holders tendering outstanding notes by book-entry transfer may request that outstanding notes that are not exchanged be credited to the account maintained at the book-entry transfer facility that the holder may designate.

5. Transfer Taxes.

  We will pay all transfer taxes that are applicable to the transfer and exchange of outstanding notes. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of outstanding notes to us or our order in the exchange offer, then the tendering holder must pay the amount of that transfer taxes. If the tendering holder does not submit with this letter of transmittal satisfactory evidence of payment of the taxes, or exemption the amount of the transfer taxes will be billed directly to the tendering holder.

6. Waiver of Conditions.

  We reserve the absolute right to amend, waive or modify any of the conditions to the exchange offer that are described in the prospectus.

7. Mutilated, Lost, Stolen or Destroyed Securities.

  Any holder whose outstanding notes have been mutilated, lost, stolen or destroyed should contact the exchange agent for further instructions.

8. Substitute Form W-9 or Form W-8.

  Each domestic holder whose outstanding notes are accepted for exchange (or other payee) must provide a correct taxpayer identification number, which is generally the holder's social security or federal employer identification number, and other information on Substitute Form W-9. A Substitute Form W-9 is provided under "Important Tax Information" below. Additionally, each holder must certify that it (or other payee) is not subject to backup withholding.

  Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the outstanding notes.

  The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a taxpayer identification number and has applied for a taxpayer identification number or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a taxpayer identification number is not provided by the time any payment is made in connection with the outstanding notes, 31% of all such payments will be withheld until a TIN is provided.

  In the case of a foreign holder of outstanding notes, the holder must submit a Form W-8, signed under penalties of perjury, that attests to the holder's exempt status in order to qualify for an exemption from backup withholding. A Form W-8 can be obtained from the exchange agent.

9. Requests for Assistance or Additional Copies.

  Questions relating to the procedure for tendering or the exchange offer, as well as requests for assistance or additional copies of the prospectus and this letter of transmittal, may be directed to the exchange agent at the address and telephone number set forth above.

  IMPORTANT: This letter of transmittal or a facsimile or copy, together with certificates of outstanding notes or confirmation of book-entry transfer and all other required documents, or a notice of guaranteed delivery must be received by the exchange agent on or before the expiration date.

10. Incorporation of this Letter of Transmittal.

  This letter of transmittal will deemed to be incorporated in, and acknowledged and accepted by, any tender through DTC's ATOP procedures by any DTC participant on behalf of the DTC participant and the beneficial owners of any tendered book-entry interests representing outstanding notes.

                           IMPORTANT TAX INFORMATION

  Under United States federal income tax law, a holder whose outstanding notes are accepted for exchange may be subject to backup withholding, unless the holder provides U.S. Bank Trust National Association, as paying agent, through the exchange agent, with either:

 .  the holder's correct taxpayer identification number on the attached
   Substitute Form W-9, certifying that the taxpayer identification number provided on the Substitute Form W-9 is correct, or that the holder is waiting for a TIN and that:

  . the holder has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failing to report all interest or dividends; or

  . the Internal Revenue Service has notified the holder that it is no longer subject to backup withholding; or

 .  an adequate basis for exemption from backup withholding.

  If the holder is an individual, the taxpayer identification number is the holder's social security number. If the paying agent is not provided with the correct taxpayer identification number, the holder may be subject to penalties imposed by the Internal Revenue Service.

  Some holders of outstanding notes, including all corporations and some foreign individuals, are not subject to these backup withholding and reporting requirements. However, exempt holders should indicate their exempt status on the Substitute Form W-9. For example, a corporation must complete the Substitute Form W-9, providing its taxpayer identification number and indicating that it is exempt from backup withholding. See "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for more instructions.

  The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder has not been issued, but has applied or intends to apply for a taxpayer identification number in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the paying agent will withhold 31% of all payments made before the time a properly certified taxpayer identification number is provided to the paying agent.

  The holder is required to give the paying agent the taxpayer identification number of the record owner of the outstanding notes. If the outstanding notes are in more than one name or are not in the name of the actual owner, see "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" below for additional guidance on which number to report.

  In order for a foreign holder to qualify as exempt from backup withholding, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the paying agent.

  If backup withholding applies, the paying agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional tax. The tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee
(You) to Give the Payer.-- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986.

-------------------------------------  -------------------------------------


                          Give the
For this type of          SOCIAL SECURITY
account:                  NUMBER of--
------------------------------------------
1. Individual             The individual
2. Two or more            The actual owner
   individuals (joint     of the account
   account)               or, if combined
                          funds, the first
                          individual on
                          the account(1)
3. Custodian account of   The minor(2)
   a minor (Uniform Gift
   to Minors Act)
4. a The usual revocable  The grantor-
   savings (grantor is    trustee(1)
   also trustee)
  b So-called trust       The actual
  account that is not a   owner(1)
  legal or valid trust
  under State law
5. Sole proprietorship    The owner(3)
   account
6. Sole proprietorship    The owner(3)
   account
------------------------------------------

                        Give the EMPLOYER
For this type of        IDENTIFICATION
account:                NUMBER of--
                                       --
 7. A valid trust,      The legal
    estate, or pension  entity(4)
    trust
 8. Corporate           The corporation
 9. Association, club,  The organization
    religious,
    charitable,
    educational, or
    other tax-exempt
    organization
    account
10. Partnership         The partnership
11. A broker or         The broker or
    registered nominee  nominee
12. Account with the    The public
    Department of       entity
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or
    prison) that
    receives
    agricultural
    program payments
                                       --

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee, unless the legal entity itself is not designated in the account title.

Note: If no name is circled when there is more than one name, the number will be deemed that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                   NUMBER ON SUBSTITUTE FORM W-9--Continued
Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 to apply for a social security card at the local social administration office, or Form SS-4 to apply for an employer identification number, by calling 1 (800) TAX-FORM.

Payees Exempt from Backup Withholding

Payees that are specifically exempted from withholding include:

 . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

 . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the above.
 . An international organization or any agency or instrumentality thereof.
 . A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
 . A corporation.
 . A financial institution.
 . A dealer in securities or commodities required to register in the United
   States, the District of Columbia, or a possession of the United States.
 . A real estate investment trust.
 . A common trust fund operated by a bank under Section 584(a).
 . An entity registered at all times during the tax year under the Investment
   Company Act of 1940.
 . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
 . A futures commission merchant registered with the Commodity Futures
   Trading Commission.
 . A foreign central bank of issue.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
 . Payments to nonresident aliens subject to withholding under Section 1441. . Payments to partnerships not engaged in a trade or business in the United
   States and that have at least one nonresident alien partner.
 . Payments of patronage dividends not paid in money.
 . Payments made by certain foreign organizations.
 . Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:

 . Payments of interest on obligations issued by individual, although payees may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and the payee have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest, including exempt-interest dividends under section 852.
 . Payments described in Section 6049(b)(5) to nonresident aliens.
 . Payments on tax-free covenant bonds under Section 1451.
 . Payments made by certain foreign organizations.
 . Mortgage interest paid to you.

Some payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file a Form W-9 or a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE OF INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Privacy Act Notice.--Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the Internal Revenue Service, known as the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers generally must withhold 31% of taxable interest, dividend, and other payments to a payee who does not furnish a taxpayer identification number to a payer. Penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to intentional neglect.

(2) Civil Penalty for False Information With Respect To Withholding.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--You may be subject to criminal penalties including fines and/or imprisonment for falsifying certifications or affirmations.

FOR ADDITIONAL INFORMATION, YOU SHOULD CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                             PAYER'S NAME:

                                                      -------------------------
                        Part 1--PLEASE PROVIDE YOUR   Social Security Number OR
                        TAXPAYER IDENTIFICATION
                        NUMBER IN THE BOX AT RIGHT
                        AND CERTIFY BY SIGNING AND
                        DATING BELOW.

 SUBSTITUTE                                          ----------------------
 Form W-9                                            Employer Identification
                                                             Number

 Department of          Part 2--Certification--Under the
 the Treasury           penalties of perjury, I certify that:
 Internal                                                       Part 3 --
 Revenue               --------------------------------------------------------
 Service                                                       Awaiting TIN [_]
                        (1) The number shown on this form is
                            my correct taxpayer
                            identification number (or I am
                            waiting for a number to be issued
                            to me), and

                             Payer's Request for
                           Taxpayer Identification
                                 Number (TIN)

                        (2) I am not subject to backup
                            withholding because (a) I am
                            exempt from backup withholding,
                            (b) I have not been notified by
                            the Internal Revenue Service that
                            I am subject to backup
                            withholding as a result of
                            failing to report all interest or
                            dividends, or (c) the IRS has
                            notified me that I am no longer
                            subject to backup withholding.

                       --------------------------------------------------------

                        CERTIFICATE INSTRUCTIONS--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).


                        SIGNATURE ________________  DATE _____

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or social security administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature _______________________________________
                                                   Date